EXHIBIT 10.3


                         EXECUTIVE EMPLOYMENT AGREEMENT

THIS DOCUMENT represents an agreement entered into as of this ___ day of ___________, 2002, by and between ________________ c/o USCorp, 4535 W. Sahara
Ave., Suite 204, Las Vegas, Nevada 89102 (hereinafter referred to as the "Executive"), and USCorp, of 4535 Sahara Ave., Suite 204, Las Vegas, Nevada 89102 (hereinafter referred to as the "Company"), hereinafter jointly referred to as the "parties," and individually referred to as the "party."

                               W I T N E S S E T H

         WHEREAS, the Company is engaged in the business of General Contracting, Interior and exterior Design and Landscape Consulting and plans to enlarge its business in other aspects of the general building and design business, and

         WHEREAS, Executive desires to acquire an ownership of a portion of the Company's stock, and

         WHEREAS, Company wishes to utilize the services of Executive as the _________ of the Company, and Executive wishes to be so engaged on the terms and conditions hereinafter set forth,

         NOW WHEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. The Services of Executive:

         1.1 Executive hereby agrees to provide the Company his services as the _________ of the Company and to perform all acts and duties necessary and advisable to manage and conduct the present and future business of the Company.

         1.2 At the invitation of the Board of Directors of the Company, Executive agrees to serve as a director of the Board of Directors of the Company for no additional compensation.

         1.3  Executive   hereby  agrees  to  devote  time  and  energy  to  the
performance of his duties as the __________ of the Company subject to the direction and policies of its Board of Directors.

2. Term of the Agreement:

         The period of time for which the Executive is hereby retained shall commence on _________, ____, and shall continue for a one year term thereafter, to be renewed each year by the mutual agreement of the parties. Unless written communication is received from one party to the other in the last thirty (30) days of each term to the contrary, this agreement shall be deemed to be automatically renewed annually on the same terms and conditions as are set forth herein.


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3. Non-Disclosure:

         Executive hereby promises and covenants not to disclose to anyone, outside of the other employees, officers, and directors of the Company, any of the trade secrets, office procedures, business methodology, business relationships, customer lists, and other proprietary systems, procedures, designs or other Company assets, including those owned or licensed by the Company, for the term of this agreement or any extensions or renewals thereof.

4. Compensation of the Executive:

         Commencing with the date of ___________, 2002, and for the remainder of the above term, and any extensions or renewals thereof, the Company shall pay to the Executive ______________ shares per annum at the discretion of the Board of Directors.

5. Business Expenses:

         In addition, the Company may reimburse the Executive for any reasonable travel, hotel, or other expense incurred by the Executive at the request of the Company while engaged in business on behalf of the Company, provided that the Executive shall each month submit an expense statement for the approval and payment of the Company.

6. Medical Insurance Benefits:

         In addition, the Company shall as soon as financially feasible make the Executive and his immediate family a member of, or continue the existing membership in, at the sole expense of the Company, any medical benefit insurance plan presently, or in the future, offered to the executives of the Company.

7. Vacations and Holidays:

         During each twelve (12) month period hereunder, the Executive shall be entitled to a period of vacation time to be determined by the Company. However, in no event shall the Executive be entitled to less than four (4) weeks of vacation during each and every twelve (12) month period of the term of this agreement, and any extensions and renewals hereof. Such vacation time and all other legally recognized state and federal holidays falling within the term of this agreement, shall be without any reduction in the salary or other compensation to which the Executive is entitled under the terms hereof.

8. Survival of this Agreement:

         This agreement shall survive any reorganization, sale, merger, acquisition, consolidation or other transfer of the Company or its stock, and the enforceability of the terms and conditions, promises, and covenants contained herein shall be unaffected thereby.


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9. Separate Income:

         The salary, reimbursement of expenses, and other benefits to be provided by the Company, as enumerated herein, shall be apart, separate from, and unaffected by any other income of the Executive from any profit sharing or dividends to which the Executive shall be entitled as a shareholder in the stock of the Company and its subsidiary(ies), if any.

10. Counterparts:

         This  agreement  may  be  executed   simultaneously   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11. Entire Agreement:

         This agreement constitutes the entire understanding among the parties pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution of this agreement, which are not set forth herein.

12. Further Assurances:

         At any time, and from time to time, after the date hereof, each party will execute such additional instruments, and take such action, as may be reasonably requested by the other party to confirm or perfect any of the rights or obligations of the parties set forth herein or to otherwise carry out the intent and purposes of this agreement.

13. Waiver:

         Any failure on the part of either party hereto to comply with any of the obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

14. Notices:

         All notices and communications hereunder shall be made in writing and shall be deemed to have been given if delivered in person or sent by prepaid, first class, registered or certified mail, return receipt requested to each party at his or its address as first hereinabove set forth, together with, in the case of the Company a copy to:

         USCorp
         4535 West Sahara Avenue, Suite 204
         Las Vegas, NV 89102


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15. Severability:

         The parties to this agreement hereby agree and affirm that none of the above provisions is dependent upon the validity of all of the provisions, and if any part of this agreement is deemed to be unenforceable, the balance of this agreement shall remain in full force and effect.

16. No Effect on Other Agreements:

         Nothing contained in this Executive Employment Agreement shall be deemed to affect any of the rights, or obligations of either party set forth in any other agreement with the Company to which either party is a signatory.

17. Amendment:

         This agreement or any provision hereof, may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change waiver, termination or discharge is sought.

18. Jurisdiction:

         This agreement shall be governed by the laws of the State of Nevada.

19. Inurnment:

         This agreement shall be binding upon the parties hereto, and inure to the benefit of the parties, and, where applicable, their heirs, personal representatives, successors in interest and assigns.

IN WITNESS WHEREOF, the undersigned have executed this agreement as of the day and year first hereinabove set forth.


USCorp,

The "Company"

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By: Spencer Eubank, Secretary

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By:


The "Executive"

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By:



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